NovaStar Financial
(NYSE-NFI)
www.novastarmortgage.com

2006 Morgan Stanley

Small Cap Executive Conference

June 15, 2006

Safe Harbor Statement

            Certain matters discussed in this release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are those that predict or describe future events and that do not relate solely to historical matters. Forward-looking statements are subject to risks and uncertainties and certain factors can cause actual results to differ materially from those anticipated. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to generate sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations; interest rate fluctuations on our assets that differ from our liabilities; increases in prepayment or default rates on our mortgage assets;
changes in assumptions regarding estimated loan losses and fair value amounts; changes in origination and resale pricing of mortgage loans; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations;  the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to expand origination volume while maintaining an acceptable level of overhead; our ability to adapt to and implement technological changes; the stability of residual property values; the outcome of litigation or regulatory actions pending against us or other legal contingencies; the impact of losses resulting from natural disasters; the impact of general economic conditions;
and the risks that are from time to time included in our filings with the SEC, including our Annual Report on
Form 10-K, for the period ending December 31, 2005 and our quarterly report on form 10-Q, for the period ending March 31, 2006. Other factors not presently identified may also cause actual results to differ. This document speaks only as of its date and we expressly disclaim any duty to update the information herein.

Business Overview

High margin, nonconforming residential
mortgages

Market size of $600B plus

NovaStar has less than 2% market share

Create mortgage securities with good risk-adjusted
returns from our loans through securitization

Use capital markets to price and lay off risks

Interest rate risks – swaps / caps

Credit risk – Deep mortgage insurance to
approximately 55% LTV

NovaStar is structured as a REIT, no corporate
taxes at the REIT level.

NovaStar’s Business

ASSET

ACQUISITION

Asset-backed

Securitization

Loan

Sales

NovaStar

REIT

ASSET

DISPOSITION

ASSET

MANAGEMENT

DIVIDENDS

Excess Interest

Prepayment
Penalties

Overcollateralization

Mortgage Banking

Portfolio Management

Nonconforming
Mortgage Loans

*

* TRS has the ability to dividend earnings to REIT

Origination Channels

Primarily Wholesale (86% of May ’06)

Independent brokers

Retail (10% of May ’06)

Primarily portfolio retention

Correspondent Bulk (4% of May ’06)

Opportunistic and price sensitive

World Class Portfolio
Management Team

Mike Bamburg, CIO

Former Partner with Smith Breeden

More than 19 years specializing in analysis and
hedging of mortgage backed securities

Proprietary modeling

Staff includes three PhD's or PhD candidates

3 Portfolio Managers

1 Trader

Business Landscape Over
the Previous 18 Months

2005 Consolidating
Financials

Long-term NovaStar
WAC/Swap Spreads

480bps

340bps

580bps

300bps

Spread Effect

570bps

330bps

Whole-loan price = 104.21*

COP = 2.40

Gain on Sale = 2.5%

Whole-loan price = 103.28*

COP = 2.53

Gain on Sale = 1.4%

Whole-loan price = 102.00*

COP = 2.39

Gain on Sale = 0.5%

*Loans Securitized

NovaStar
WAC/Swap Spreads

2.96%

3.57%

Cyclical
Bottom?

Cost of Production

NovaStar Historical
Production Trends

2004          + 60%
2005          + 10%
2006 YTD +  6%

Assets Under
Management

Portfolio ROA

Static Pool
Cumulative Losses

Portfolio trends

Size of portfolio could be relatively stable
over the next year

Over time, ROA’s should come down to a
normalized range of 1.00% to 1.25%

Increases in the price of the nations housing
stock continues to drive excellent credit
performance

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